Supplement, dated December 28, 2012

to Prospectus, dated May 1, 2012

SUPPLEMENT

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Cancellation of Expense Reimbursement for Equity Index and Mid-Cap Equity Index Fund

By notice dated and delivered to Mutual of America Institutional Funds, Inc. (the “Investment Company”) on December 27, 2012, (the “Cancellation Letter”) Capital Management Corporation  has cancelled the Agreement to Pay Operating Expenses by and between Capital Management and Mutual of America Institutional Funds, Inc. (the “Institutional Funds”) as of April 1, 2002, as amended (the “Agreement”).  The cancellation is effective January 1, 2013.  The Agreement was previously cancelled effective April 30, 2010 as to all Funds of the Investment Company except for the Equity Index Fund and Mid-Cap Equity Index Fund.

New Expense Reimbursement Commitment to all Funds

Effective January 1, 2013, Mutual of America Capital Management Corporation (the “Adviser”), the investment adviser for the Institutional Funds, has agreed for the period January 1, 2013 through April 30, 2014 to reimburse or otherwise limit each Fund’s total expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) as a percentage of average net assets to the Fund’s advisory fee. The Adviser’s reimbursement obligation will continue for each 12-month period ending on April 30 of each year unless the Adviser gives written notice to the Institutional Funds within the 45-calendar day period prior to May 1st of a given year.  If the Adviser gives such notice, the Adviser’s expense reimbursement obligation will cease as of the May 1st following the written notice.

As a result, the charge for the Funds’ net expenses, after expense reimbursements, will be equal to the charge for the advisory fees, which are currently set at the following annual rates stated as a percentage of average net assets.

INSTITUTIONAL FUND	ADVISORY FEE
Equity Index Fund	.125%
All America Fund	.50%
Mid-Cap Equity Index Fund	.125%
Small Cap Value Fund	.85%
Small Cap Growth Fund	.85%
Bond Fund	.45%
Money Market Fund	.20%